Exhibit 99.1

CarrAmerica

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended September 30, 2005

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

OPERATING ANALYSIS

Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18-19
Top 25 Tenants by Rent	20
Current Development Activity by Market	21
Land Held for Future Development Schedule	22

Reconciliation of Projected Funds Available for Distribution Coverage 2005 and 2006	23
Reconciliation of Financial Measures	24-25
Computation of Supplemental Measures	26-27

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 9/30/05)

243 Properties

18.7 Million Square Feet

(consolidated/unconsolidated; as of 9/30/05)

294 Properties

27.0 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY

(At September 30, 2005)

87.6% Consolidated Properties

88.5% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(consolidated; as of 9/30/05)

	Based on POI*	Based on Square Footage
Pacific region	52.50%	54.39%
Eastern region	33.14%	23.65%
Central region	5.97%	13.30%
Mountain region	8.39%	8.66%

MARKETS

(consolidated; as of 9/30/05)

	% of POI*	% of Sq. Ft.
Washington DC Metro	33.14%	23.65%
San Francisco Bay Area	32.29%	28.41%
Southern California	14.35%	15.18%
Seattle/Portland	5.87%	10.80%
Phoenix (1)	3.25%	0.49%
Denver	2.84%	4.81%
Dallas	2.70%	5.34%
Chicago	2.50%	6.54%
Salt Lake City	2.29%	3.36%
Austin	0.77%	1.42%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.
(1)	Sold October 7, 2005

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Bryce Blair

Chairman and Chief Executive Officer

AvalonBay Communities, Inc.

Andrew F. Brimmer

President

Brimmer & Company Inc.

Joan Carter

President & COO

UM Holdings LTD

Patricia Diaz Dennis

Senior Vice President and Assistant General Counsel

SBC Services, Inc.

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

President and Co-Chairman

Lockhart Companies Inc.

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

RESEARCH COVERAGE(1)

Ross Smotrich

Bear Stearns & Co.

(212) 272-8046

Louis Taylor

Deutsche Banc Alex. Brown

(212) 250-4912

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Dennis Maloney

Goldman, Sachs & Co.

(212) 902-4351/(212) 902-1970

Jim Sullivan/Cedrik LaChance

Green Street Advisors

(949) 640-8780

Anthony Paolone

JPMorgan

(212) 622-6682

David Fick/John Guinee

Legg Mason Wood Walker, Incorporated

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Co.

(212) 449-0335/(212) 449-1433

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, NW

Suite 500

Washington, DC 20006

202-729-1700

REGIONAL OFFICES

Austin, Texas; Dallas, Texas; Denver Colorado; Salt Lake City, Utah

Jeffrey S. Pace, Managing Director

Chicago, Illinois

Gerald J. O’Malley, Managing Director

Northern California

Christopher Peatross, Managing Director

Seattle/Portland

Clete Casper, Managing Director

Southern California

Malcolm O’Donnell, Managing Director

Washington, D.C.

Phillip Thomas, Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, NW

Washington, DC 20006

Telephone: 202-729-1700

Fax: 202-729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: 202-729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at 202-729-7518

Or 1-800-417-2277

swalsh@carramerica.com

CarrAmerica

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Shares and Units:

Common Shares	58,462	55,707	55,195	54,890	54,455
Outstanding Minority Units (a)	5,169	5,185	5,214	5,323	5,360
Combined Shares and Minority Units (a)	63,631	60,892	60,409	60,213	59,815
Weighted Average - Basic	56,930	54,930	54,598	54,865	54,069
Weighted Average - Diluted	57,534	55,466	60,239	54,865	54,669

Share Price:

At the End of the Period	$35.95	$36.18	$31.55	$33.00	$32.70
High During Period	39.55	37.05	33.35	34.07	34.34
Low During Period	34.48	30.75	30.00	31.40	29.81

Capitalization Summary:

Market Value of Common Equity (a,h)	$2,287,534	$2,203,073	$1,905,904	$1,987,029	$1,955,951
Preferred Equity	201,250	201,250	201,250	201,250	201,250
Total Debt (f)	1,912,964	1,793,230	1,943,660	1,952,158	1,878,000
Total Market Capitalization (g)	4,401,748	4,197,553	4,050,814	4,140,437	4,035,201
Total Debt/Total Market Capitalization (g)	43.5%	42.7%	48.0%	47.1%	46.5%

Financial Information:

Total Assets	$3,161,280	$2,957,441	$3,107,489	$3,081,192	$2,978,166
Book Value of Real Estate Assets (before accumulated depreciation)	3,212,264	3,141,818	3,147,841	3,296,962	3,226,651
Total Liabilities	2,028,133	1,909,479	2,052,433	2,088,843	1,992,635
Total Minority Interest	59,902	59,617	61,050	65,378	63,371
Total Shareholders’ Equity	1,073,245	988,345	994,006	926,971	922,160
Total Operating Revenues	116,864	116,311	123,552	122,576	119,572
Property Operating Income (i)	70,789	71,883	76,424	75,069	73,703
Property Operating Income Percent of Revenue (i)	63.4%	64.7%	64.8%	64.5%	67.2%
EBITDA (e)	71,493	72,605	77,371	74,834	81,658
Interest Coverage Ratio (b,e,g)	2.5	2.6	2.6	2.5	2.9
Interest Coverage Ratio (c,e,g)	2.5	2.6	2.6	2.5	2.9
Fixed Charge Coverage Ratio (b,e,g)	2.1	2.2	2.2	2.1	2.2
Fixed Charge Coverage Ratio (c,e,g)	2.1	2.2	2.2	2.1	2.2
Net income	13,627	11,868	95,042	26,794	37,556
Diluted FFO available to common shareholders (d)	40,096	42,271	41,402	33,821	51,212
Funds available for distribution to common shareholders coverage ratio (j)	0.6	1.0	1.1	0.6	1.0
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	3,817	(331)	2,487	1,397	1,715

Consolidated Portfolio:

Buildings	243	239	238	251	253
Total Square Footage (in thousands)	18,687	18,608	18,686	19,864	19,707
Current Occupancy	87.6%	88.3%	88.1%	87.8%	87.0%

Consolidated and Unconsolidated Portfolio:

Buildings	294	290	287	292	294
Total Square Footage (in thousands)	27,040	26,966	26,226	26,355	26,811
Current Occupancy	88.5%	88.4%	88.0%	87.7%	86.4%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 27 for computation.
(c)	Including capitalized interest. See page 27 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. In the fourth quarter 2004, minority units were antidilutive. See page 24 for a reconciliation of diluted FFO to net income.
(e)	Excludes impairment charges and prepayment penalties on debt. See page 25 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1). See page 27 for reconciliation to net income.
(j)	See page 26 for reconciliation of funds available for distribution to net income, definition and computation of ratio.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended September 30,		% Change	Nine Months Ended September 30,		% Change
(In thousands)	2005	2004		2005	2004
Real estate rental revenue(1)	$98,883	$100,939	-2.0%	$301,882	$310,292	-2.7%
Real estate operating expenses	37,008	34,931	5.9%	108,429	105,584	2.7%

Total same store property operating income*	$61,875	$66,008	-6.3%	$193,453	$204,708	-5.5%

Straight-line rent adjustment	$2,315	$1,405	64.8%	$3,259	$5,290	-38.4%

Average occupancy	86.2%	87.4%		87.3%	87.9%

Same store square footage	16,418,517			16,418,517

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.
(1)	Includes termination fees of $1.2 million and $1.2 million and $2.4 million and $5.8 million for the three and nine months ended Sept. 30, 2005 and 2004, respectively.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	September 30, 2005	December 31, 2004
Total Debt/Total Capitalization (Book Value) (1)	61.9%	65.4%
Total Debt/Total Capitalization (Market) (2)	43.5%	47.1%

Operating Ratios for Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Secured Property Operating Income/EBITDA (3)	13.0%	20.9%	14.8%	22.5%

Interest Coverage (4)
Excluding capitalized interest	2.5	2.9	2.6	2.9
Including capitalized interest	2.5	2.9	2.6	2.8

Fixed Charge Coverage (5)
Excluding capitalized interest	2.1	2.2	2.2	2.2
Including capitalized interest	2.1	2.2	2.2	2.2

G&A as a % of Revenue (6)	8.5%	8.3%	8.5%	8.7%

Debt Plus Preferred Stock to Market Capitalization Percentage Calculation

(In thousands, except ratio)	September 30, 2005
Market value of common equity	$2,287,534
Preferred equity	201,250
Total Debt (less discount/swap)	1,912,964

Total Market Capitalization	$4,401,748

Preferred equity	$201,250
Total Debt (less discount/swap)	1,912,964

Debt plus Preferred Stock	$2,114,214

Debt plus Preferred to Market Capitalization	48.0%

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	9/30/2005	12/31/2004
Total debt	$1,912,964	$1,952,158

Stockholders’ equity	1,073,245	926,971
Minority interest	59,902	65,378
Rents received in advance and security deposits	37,187	40,304

Total capitalization (book value)	$3,083,298	$2,984,811

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 25 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 27 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest and prepayment penalties on debt), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 27 for calculation.
(6)	General and administrative expense divided by total revenue.
(7)	We believe these ratios are helpful to investors enabling the investors to compare CarrAmerica against other companies or industry benchmarks.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Share and Operating Partnership Data

The following table sets forth our common shares and dividend paying operating partnership units outstanding at September 30, 2005 and December 31, 2004, and our weighted average common shares and dividend paying operating units outstanding for the quarters and nine months ended September 30, 2005 and 2004.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Restricted Common Shares Outstanding	Dividend Paying Units Outstanding (a)
Outstanding as of
September 30, 2005	57,977	485	5,169
December 31, 2004	54,504	386	5,323

Weighted average for the three months ended September 30,
2005	56,930	508	5,174
2004	54,069	324	5,366

Weighted average for the nine months ended September 30,
2005	55,495	489	5,199
2004	53,768	310	5,433

Notes:

(a)	Operating partnership units are redeemable for cash or common shares, at our option, on a one-for-one basis.
*	We have 8,050,000 shares of Series E Cumulative Redeemable Preferred stock outstanding as of Sept. 30, 2005 which are not included in the table above. The quarterly dividend is $0.46875 per share.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

Secured Mortgages Payable

($ in thousands) Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009
Metropolitan Life Insurance Co.	2600 West Olive	$17,860	6.75%	2/1/2009	$80	$334	$358	$383	$16,705
Midland Loan Services	Palomar Oaks	8,875	8.85%	4/1/2009	61	255	278	304	7,977
Northwest Mutual	1255 23rd St. 1730 Pennsylvania International Square	35,802	8.12%	4/1/2009	173	717	778	845	33,289
Northwest Mutual	1255 23rd St. 1730 Pennsylvania International Square	171,717	8.12%	4/1/2009	827	3,440	3,730	4,040	159,680
New York Life Insurance	South Coast	13,898	7.13%	6/10/2009	74	312	335	359	12,818
TransAmerica Life Insurance	1775 Pennsylvania	11,197	7.63%	9/1/2009	42	175	188	203	10,589

		$259,349			$1,257	$5,233	$5,667	$6,134	$241,058

Notes Payable
Lender	Security	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009
State Farm	Letter of Credit	$15,379	7.20%	1/1/2006	$15,379	$—	$—	$—	$—
EquiTrust Life Insurance Co.	Letter of Credit	3,044	8.25%	11/1/2006	36	3,008	—	—	—
Fairchild Holdings, LLC		192	8.25%	8/2/2006	—	192	—	—	—

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary - Continued

Senior Unsecured Notes

($ in thousands)	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009	2010& Thereafter
7.375% notes due 2007	$125,000	7.375%	7/1/2007	$—	$—	$125,000	$—	$—	$—
6.875% notes due 2008	100,000	6.875%	3/1/2008	—	—	—	100,000	—	—
3.625% notes due 2009*	225,000	3.625%	4/1/2009	—	—	—	—	225,000	—
7.125% notes due 2012	400,000	7.125%	1/15/2012	—	—	—	—	—	400,000
5.261% notes due 2007	50,000	5.261%	11/30/2007	—	—	50,000	—	—	—
5.250% notes due 2007	175,000	5.250%	11/30/2007	—	—	175,000	—	—	—
5.125% notes due 2011	200,000	5.125%	9/1/2011	—	—	—	—	—	200,000

	$1,275,000			$—	$—	$350,000	$100,000	$225,000	$600,000

*	See hedging

Hedging Instruments

($ in thousands)	Notional Amount	Maturity Date	Reset	Terms
Interest rate swap[1]	100,000	4/1/2009	Arrears	6ML+.2675%
Interest rate cap	200,000	2/1/2006	Prompt	7.50%

[1]	Interest rate on $100M of 3.625% notes including effect of interest rate swap is 4.36%

Unsecured Line of Credit

($ in thousands) Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding at Beginning of Year	Advances	Repayments	Amount Outstanding End of Period	Letters of Credit Outstanding
JPMorgan Chase Bank	$500,000	L+.65%	6/20/2007	$295,000	$389,000	$324,000	$360,000	$32,407

Bond Covenant Requirements

Minimum Annual Service Charge > 1.50X

Maximum Total Indebtedness to Total Assets < 60%

Maximum Total Secured Debt to Total Assets < 40%

Minimum Total Unencumbered Assets to Unsecured Indebtedness > 150%

-As of Sept. 30, 2005, we are in compliance with our bond covenants.

Unsecured Credit Facility Covenant Requirements

Minimum Ratio of Annual EBITDA to Interest Expense > 2 to 1

Minimum Ratio of Annual EBITDA to Fixed Charges of at Least 1.5 to 1

Maximum Ratio of Aggregate Unsecured Debt to Tangible Fair Market Value of Unencumbered Assets > 60%

Maximum Ratio of Total Debt to Tangible Fair Market Value of Assets > 60%

Maximum Ratio of Total Secured Debt to Tangible Fair Market Value of Assets > 30%

-As of Sept. 30, 2005, we are in compliance with our credit facility covenants.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Investment Balances

($ in thousands)	Accounting Method	Percentage Ownership	Investment Balance as of September 30, 2005
Carr Office Park LLC	Equity	35%	$41,516
575 7th St.	Equity	30%	20,570
Pleasant Partners	Equity	20%	19,144
1919 Pennsylvania Assoc.	Equity	49%	16,666
1888 Century Plaza	Equity	35%	14,929
North Dallas Town Center	Equity	20%	14,116
Colonnade	Equity	20%	9,639
1201 F Street	Equity	35%	6,989
300 W. Sixth Street[1]	Equity	20%	5,126
Custer Court	Equity	49%	2,281
Agilquest	Cost	19%	1,659
WCM JV	Equity	16%	1,263
CCJMII	Equity	50%	21
10UCP	Equity	20%	—

			$153,919

[1]	Building sold October 4, 2005

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the Nine Months Ended September 30, 2005

($ in thousands)	1888 Century	Custer Court	1201 F St.	300 W. 6th St.[3]	Carr Office Park	WCM JV	1919 Penn Assoc.	575 7th St.	10 UCP	North Dallas Town	Pleasant Partners	Colonnade
Equity[1]	15,051	2,000	8,119	4,266	64,259	1,263	17,615	14,928	(9,980)	14,134	39,889	9,639

Loans payable[2]	28,350	5,172	13,253	11,080	75,138	—	38,453	21,240	51,600	—	—	19,866

Percentage ownership	35%	49%	35%	20%	35%	16%	49%	30%	20%	20%	20%	20%

Total revenue	9,849	1,544	9,431	8,558	46,251	1,107	15,012	11,187	20,362	6,628	12,089	8,753

Expenses
Operating expenses	4,391	743	3,255	3,573	19,080	196	5,003	4,514	6,873	2,230	4,662	3,856
Interest expense	3,193	433	1,959	2,269	11,255	—	4,347	2,571	13,239	—	—	2,134
Depreciation/amortization	2,670	661	1,914	2,767	15,079	465	2,269	3,356	4,049	3,121	4,945	5,016

Total expenses	10,254	1,837	7,128	8,609	45,414	661	11,619	10,441	24,161	5,351	9,607	11,006
Gain on sale	—	—	—	—	2,031	—	—	8,556	—	—	—	—

Net income	(405)	(293)	2,303	(51)	2,868	446	3,393	9,302	(3,799)	1,277	2,482	(2,253)

Equity in earnings	(151)	(153)	806	(39)	123	75	1,681	70	—	228	580	(451)

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee debt
[3]	Building sold October 4, 2005

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of September 30, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

Downtown Washington, D.C.:
International Square	1,018,952	87.0%	3
900 19th Street	101,215	88.6%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	227,714	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Commercial National Bank Building	204,021	99.1%	1
1255 23rd Street	304,721	97.0%	1
1747 Pennsylvania Avenue	151,997	94.6%	1
1717 Pennsylvania Avenue	184,446	100.0%	1

Downtown Washington, D.C.	2,529,316	93.5%	11

Suburban Washington, D.C.:
Canal Center	495,676	91.5%	4
TransPotomac V Plaza	97,402	91.3%	1
One Rock Spring Plaza	205,298	100.0%	1
Sunrise Corporate Center	258,058	98.6%	3
Reston Crossing	327,788	100.0%	2
Commonwealth Tower	339,599	100.0%	1
Park Place	166,446	85.8%	1

Suburban Washington, D.C.	1,890,267	95.9%	13

Washington, D.C. Metro	4,419,583	94.5%	24

Southern California,
Los Angeles:
Warner Center	344,176	100.0%	12
Warner Premier	59,371	95.9%	1
2600 W. Olive	145,274	36.2%	1

Los Angeles	548,821	82.7%	14
Orange County
Scenic Business Park	139,359	94.9%	4
Harbor Corporate Park	151,415	99.0%	4
Von Karman	104,375	100.0%	1
Pacific Corporate Plaza	124,196	100.0%	3
South Coast Executive Center	154,959	100.0%	2
Bay Technology Center	107,481	100.0%	2

Orange County	781,785	98.9%	16
San Diego:
Del Mar Corporate Plaza	124,345	100.0%	2
Lightspan	66,622	79.0%	1
La Jolla Spectrum	156,653	100.0%	2
Palomar Oaks Technology Park	170,705	100.0%	6
Town Center Technology Park IV	105,358	100.0%	1
Torrey Pines Research Center	81,816	0.0%	1
Highlands Corporate Center	203,086	83.0%	5
Town Center Technology Park	182,120	100.0%	3
Carroll Vista	107,579	100.0%	3
Corporate Plaza II	116,195	93.2%	2
Chancellor Park	190,946	79.0%	2

San Diego	1,505,425	88.2%	28

Southern California	2,836,031	90.1%	58

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of September 30, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California,
San Francisco Bay Area:
Bayshore Centre	94,874	79.0%	1
Rincon Centre	201,178	82.6%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,917	89.7%	2
Valley Centre	102,291	60.4%	2
Valley Business Park II	166,928	44.7%	6
Rio Robles	368,178	87.2%	7
Baytech Business Park	300,000	87.3%	4
3571 North First Street	116,000	100.0%	1
Oakmead West	425,981	67.4%	7
Clarify Corporate Center	258,048	100.0%	4
Valley Technology Center	460,590	98.3%	7
Golden Gateway Commons	276,128	98.8%	3
Techmart Commerce Center	264,720	96.2%	1
Fremont Technology Park	139,304	71.9%	3
San Mateo Center	209,017	88.8%	3
Mountain View Gateway Center	236,400	100.0%	2
Sunnyvale Technology Center	165,520	100.0%	5
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	77.1%	7
Mission Towers I	282,080	100.0%	1
Fairchild Drive	131,561	100.0%	2
2711 North First Street	74,621	0.0%	1

San Francisco	5,307,928	86.5%	79

Portland, OR:
Sunset Corporate Park	132,531	67.8%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	84.5%	6

Seattle, WA:
Redmond Hilltop	90,880	10.4%	2
Canyon Park	316,978	97.4%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center	319,376	50.6%	6
Canyon Park Commons	176,846	100.0%	3
Redmond East	398,320	72.0%	10
Canyon Park Commons	95,290	100.0%	1
North Creek Corporate Center	94,048	89.8%	3
West Willows Technology Center	155,830	100.0%	3

Seattle	1,743,747	78.9%	35

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of September 30, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	136,106	80.9%	3
City View Centre	128,716	100.0%	1

Austin	264,822	90.2%	4

Chicago, IL:
Butterfield Road	365,698	69.0%	2
The Crossings	289,599	89.1%	1
Parkway North I	251,018	13.2%	1
Bannockburn	316,258	73.6%	3

Chicago	1,222,573	63.5%	7

Dallas, TX:
Cedar Maple Plaza	113,010	80.9%	3
Quorum North	115,848	76.9%	1
Quorum Place	177,608	81.9%	1
Two Mission Park	77,359	89.9%	1
5000 Quorum	159,995	77.9%	1
Tollway Plaza	354,300	91.1%	2

Dallas	998,120	84.5%	9

Denver, CO:
Harlequin Plaza	319,069	97.3%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	87.8%	3
Dry Creek	185,957	100.0%	2

Denver	899,185	97.6%	9

Phoenix, AZ:
Qwest Communications	92,103	100.0%	1

Salt Lake City, UT:
Sorenson Research Park	321,366	95.3%	6
Wasatch Corporate Center	227,889	98.6%	4
Creekside	78,000	100.0%	1

Salt Lake City	627,255	97.1%	11

TOTAL CONSOLIDATED PROPERTIES:	18,686,540		243
WEIGHTED AVERAGE @ Sept. 30, 2005		87.6%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of September 30, 2005

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49%	240,399	99.4%	1
2025 M Street	49%	174,763	100.0%	1
1201 F Street	35%	225,138	99.2%	1
Bond Building	15%	162,182	100.0%	1
Terrell Place	30%	383,488	79.9%	1

Portland, OR:
GM Call Center	16%	103,279	100.0%	1

Chicago
Parkway	35%	745,277	95.6%	6

Dallas
Royal Ridge	35%	504,499	99.7%	4
Custer Court	49%	120,800	94.4%	1
North Dallas Town Center	20%	391,187	97.6%	3
Colonnade	20%	975,294	88.6%	3

Austin
Riata Corporate	35%	671,998	76.6%	8
Riata Crossing	35%	324,963	100.0%	4
300 W. 6th Street(3)	20%	428,007	100.0%	1

Denver
Panorama	35%	673,713	94.7%	6

San Francisco Bay Area
CarrAmerica Corporate Center	20%	974,282	86.6%	7

Los Angeles
10UCP	20%	771,124	94.6%	1
1888 Century Park East	35%	483,014	63.8%	1

TOTAL UNCONSOLIDATED PROPERTIES:		8,353,407		51
WEIGHTED AVERAGE @ Sept. 30, 2005			90.6%

ALL OPERATING PROPERTIES
TOTAL:		27,039,947		294
WEIGHTED AVERAGE @ Sept. 30, 2005			88.5%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Sept. 30, 2005.
(3)	Sold October 4, 2005

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule - Stabilized Properties

		As of Sept. 30, 2005
Market	Square Feet	Current Occupancy	YTD Ave. Occupancy	Vacant Sq. Feet	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
Los Angeles	548,821	82.7%	82.1%	95,088	17,677	182,165	37,087	37,349	23,581	18,683	18,830	52,787	11,514	30,895	23,165
Orange County	781,785	98.9%	97.3%	8,663	2,463	44,244	146,181	278,650	155,823	60,540	85,221	—	—	—	—
San Diego	1,505,425	88.2%	86.8%	178,383	38,409	178,165	96,262	88,735	183,762	180,815	94,709	328,570	2,868	3,565	131,182
San Francisco Bay Area	5,307,928	86.5%	87.3%	715,802	144,242	1,072,944	506,644	537,512	758,938	491,131	373,474	298,222	22,691	152,555	233,773
Seattle	1,743,747	78.8%	77.5%	368,821	52,527	26,076	168,528	104,503	415,277	157,218	44,700	51,435	83,599	39,541	231,522
Portland	275,193	84.5%	82.8%	42,689	—	6,909	—	—	13,756	184,304	20,535	7,000	—	—	—
Denver	899,185	97.6%	93.7%	21,790	51,527	35,835	32,953	309,627	131,940	35,188	96,771	20,763	32,791	—	130,000
Phoenix	92,103	100.0%	100.0%	—	—	—	92,103	—	—	—	—	—	—	—	—
Salt Lake City	627,255	97.1%	93.8%	18,308	6,645	22,842	44,379	152,366	163,692	105,600	52,315	42,873	18,235	—	—
Chicago	1,222,573	63.5%	62.9%	446,198	29,871	54,878	77,247	129,231	94,981	111,823	106,844	21,082	107,485	13,732	29,201
Austin	264,822	90.2%	81.5%	25,935	1,364	2,701	35,767	20,321	33,855	7,455	—	—	8,708	128,716	—
Dallas	998,120	84.5%	85.9%	155,119	13,384	46,997	148,604	218,066	231,710	142,440	16,986	—	20,457	4,357	—
Washington, D.C.
Downtown	2,529,316	93.5%	94.1%	165,575	78,693	440,815	396,170	131,442	238,169	50,612	24,854	121,093	217,172	107,034	557,687
Suburban	1,890,267	95.9%	96.5%	78,039	30,375	427,037	132,199	171,191	433,222	190,664	276,878	81,965	17,449	21,578	29,670

Total	18,686,540	87.6%	87.3%	2,320,410	467,177	2,541,608	1,914,124	2,178,993	2,878,706	1,736,473	1,212,117	1,025,790	542,969	501,973	1,366,200

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule of Minimum Annualized Base Rent - Stabilized Properties

Market	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
Los Angeles	$442,375	$5,277,176	$879,395	$856,185	$533,609	$450,417	$281,320	$1,221,614	$274,942	$849,122	$766,362
Orange County	44,334	990,925	2,789,992	5,343,156	2,993,195	1,294,223	2,039,876	—	—	—	—
San Diego	1,443,396	4,336,715	2,406,626	2,780,085	5,275,694	4,467,970	2,823,016	7,032,291	105,827	130,871	5,102,614
San Francisco Bay Area	3,662,780	27,229,000	13,257,346	9,260,363	15,004,658	9,436,017	11,285,230	8,275,020	479,025	2,095,749	10,138,198
Seattle	697,846	462,097	1,918,492	1,620,591	6,855,316	1,948,214	375,257	644,401	1,392,787	455,711	4,223,843
Portland	—	82,908	—	—	126,985	3,301,218	399,794	88,336	—	—	—
Denver	475,130	588,695	480,246	4,544,812	1,875,668	400,284	1,506,545	325,764	522,048	—	2,014,756
Phoenix	—	—	1,457,067	—	—	—	—	—	—	—	—
Salt Lake City	79,088	342,600	701,323	2,362,467	1,797,094	1,639,572	640,389	777,078	285,276	—	—
Chicago	431,093	795,018	1,280,729	1,884,138	1,354,313	1,826,991	1,417,450	352,788	1,478,882	165,787	375,889
Austin	—	27,024	600,834	361,359	600,028	83,616	—	—	159,591	1,651,542	—
Dallas	261,067	853,788	2,655,146	4,691,267	4,161,065	2,674,878	416,403	—	332,426	125,532	—
Washington, D.C.
Downtown	3,321,284	14,228,778	14,754,358	4,531,958	8,859,687	2,157,656	1,005,580	5,035,923	9,909,952	4,082,232	10,302,617
Suburban	941,272	11,983,289	4,218,595	5,266,370	9,899,930	6,047,931	8,783,831	2,656,154	611,390	658,532	1,141,494

Total	$11,799,665	$67,198,013	$47,400,149	$43,502,751	$59,337,242	$35,728,987	$30,974,691	$26,409,369	$15,552,146	$10,215,078	$34,065,773

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	3rd Quarter 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	17,776	18.97	3.76%	3.86	2.70	4.98	7.68
Chicago	248,005	19.86	-24.65%	9.63	8.69	35.04	43.73
Dallas	26,735	16.47	-1.64%	2.81	2.01	4.11	6.12
Denver	20,778	12.99	-31.27%	3.28	2.75	2.32	5.07
Los Angeles	6,008	24.88	7.18%	2.00	2.18	6.00	8.18
Orange County	25,880	26.58	-8.06%	5.82	5.67	6.23	11.90
Portland	10,683	13.88	9.98%	6.92	—	22.50	22.50
Salt Lake City	92,425	16.95	-29.97%	2.75	0.30	1.98	2.28
San Diego	52,389	35.96	2.46%	3.99	3.49	5.93	9.42
San Francisco Bay	95,003	19.43	-30.73%	3.93	1.07	14.86	15.93
Seattle	68,119	14.28	-15.19%	3.96	1.73	8.42	10.15
Washington, D.C.
Suburban	15,514	34.50	5.43%	6.47	2.15	23.48	25.63
Downtown	37,397	40.99	-0.54%	7.19	11.02	33.99	45.01

Total	716,712	21.34	-18.01%	6.01	4.67	18.82	23.49

	3rd Quarter 2004
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—
Chicago	73,955	18.65	-19.01%	4.11	3.45	6.56	10.01
Dallas	48,292	18.54	-15.53%	3.84	1.82	8.74	10.56
Denver	15,840	13.40	-36.73%	4.72	5.38	2.04	7.42
Los Angeles	4,895	20.86	-13.08%	5.00	—	—	—
Orange County	39,132	19.96	-7.08%	3.82	0.56	11.68	12.24
Portland	122,126	21.56	-6.22%	3.51	3.07	4.08	7.15
Salt Lake City	—	—	—	—	—	—	—
San Diego	113,033	23.69	-7.49%	5.23	5.33	10.51	15.84
San Francisco Bay	75,912	20.52	-25.68%	3.16	3.47	6.06	9.53
Seattle	28,049	16.59	-7.53%	5.54	4.22	—	4.22
Washington, D.C.
Suburban	41,341	27.22	-4.16%	4.90	—	7.07	7.07
Downtown	3,338	34.95	10.81%	4.28	3.70	—	3.70

Total	565,913	21.11	-11.33%	4.19	3.22	6.78	10.00

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	Year-to-Date 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	20,477	18.94	4.30%	3.48	2.40	4.33	6.73
Chicago	343,925	19.92	-21.93%	8.29	7.80	29.93	37.73
Dallas	90,587	18.56	-4.54%	3.73	2.66	8.49	11.15
Denver	136,901	14.35	-26.04%	4.91	5.80	11.99	17.79
Los Angeles	6,008	24.88	7.18%	2.00	2.18	6.00	8.18
Orange County	73,448	23.55	-8.39%	4.50	4.30	7.09	11.39
Portland	10,683	13.88	9.98%	6.92	—	22.50	22.50
Salt Lake City	143,527	17.08	-22.16%	3.52	1.38	5.02	6.40
San Diego	219,235	30.10	10.24%	5.60	4.83	11.61	16.44
San Francisco Bay	780,362	19.50	-36.04%	5.10	3.25	19.17	22.42
Seattle	268,673	15.90	-25.79%	7.82	6.76	28.15	34.91
Washington, D.C.
Suburban	105,408	32.39	7.32%	5.70	2.89	15.48	18.37
Downtown	165,834	43.62	7.68%	7.37	6.81	36.82	43.63

Total	2,365,068	22.03	-17.02%	5.91	4.71	19.92	24.63

	Year-to-Date 2004
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—
Chicago	109,964	19.10	-16.62%	4.75	4.00	8.91	12.91
Dallas	141,684	19.30	-11.37%	4.52	3.05	7.41	10.46
Denver	112,045	14.93	-29.26%	4.78	5.00	11.98	16.98
Los Angeles	85,438	24.52	-11.31%	7.52	9.52	26.72	36.24
Orange County	156,954	20.84	-6.96%	4.49	2.72	9.58	12.30
Portland	156,417	20.67	-5.73%	4.15	2.48	3.54	6.02
Salt Lake City	78,624	15.00	-14.17%	4.42	2.10	7.24	9.34
San Diego	181,788	22.72	-6.96%	4.59	4.31	10.41	14.72
San Francisco Bay	469,655	15.61	-44.89%	3.80	3.27	9.26	12.53
Seattle	233,435	15.91	-7.91%	4.49	2.48	5.53	8.01
Washington, D.C.							—
Suburban	137,483	29.71	6.15%	4.83	3.15	11.58	14.73
Downtown	72,998	35.54	-7.85%	5.38	5.19	15.30	20.49

Total	1,936,485	19.70	-18.61%	4.54	3.58	9.56	13.14

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants - Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
Dickstein Shapiro Morin & Oshinsky LLP	3.94%	337,750	1.81%
Sun Microsystems, Inc.	2.93%	397,089	2.13%
Patton Boggs, L.L.P.	2.26%	190,975	1.02%
Nortel Networks, Inc.	1.96%	258,048	1.38%
Cell Genesys, Inc.	1.86%	155,685	0.83%
Nextel Communications, Inc.	1.81%	359,906	1.93%
Lattice Semiconductor Corp.	1.54%	216,650	1.16%
Gateway, Inc.	1.51%	287,478	1.54%
Applied Materials, Inc.	1.42%	223,326	1.20%
Citicorp	1.42%	195,771	1.05%
Merrill Lynch	1.34%	124,152	0.66%
Skadden, Arps, Slate, Meagher & Flom LLP	1.32%	116,008	0.62%
Software AG of NA	1.28%	209,521	1.12%
American Chemistry Council	1.18%	144,875	0.78%
MCI	1.09%	105,206	0.56%
Time Warner Communications	1.08%	230,842	1.24%
King & Spalding	1.01%	86,195	0.46%
The Scripps Research Institute	0.95%	76,894	0.41%
Federal Deposit Insurance Corp.	0.93%	108,556	0.58%
KPMG, L.L.P.	0.90%	135,558	0.73%
Nokia IP, Inc.	0.88%	80,553	0.43%
Milbank, Tweed, Hadley & McCloy	0.87%	131,561	0.70%
TSMC North America, Inc.	0.77%	110,590	0.59%
Chronicle of Higher Education, Inc.	0.73%	76,382	0.41%
PMC-Sierra, Inc.	0.72%	108,242	0.58%

	35.70%	4,467,813	23.92%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Partially Owned Property Under Construction @ 9/30/05	% Ownership	Square Feet	Start Date	Estimated Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Dallas
Legacy Town Center III	20%	154,134	2Q05	2Q06	2Q07	2,723	22,380	25,103	9.3%	0.0%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Wholly Owned Land	Market	Acres	Buildable Office Square Feet
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2	Salt Lake City, UT	6	78,000
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Total Wholly Owned Land		154	1,881,436

Partially Owned Land
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

Total Partially Owned Land		64	1,134,681

Total All Land Held for Future Development		218	3,016,117

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Reconcilation of Projected Funds Available for Distribution Coverage 2005 and 2006

(In millions, except ratios)	Forecast 2005	Forecast 2006
Net income	$131 - 134	$14 - 26
Adjustments: Minority interest	9	8
FFO allocable to the minority Unitholders	(14)	(14)
Depreciation and amortization - REIT properties	133	135
Depreciation and amortization - Equity properties	17	19
Amortization - Allowance for tenant owned improvements	1	3
Minority interests’ (non Unitholders) share of depreciation, amortization and net income	(1)	(1)
Gain on sale of properties	(111)	—

FFO as defined by NAREIT	165 - 168	164 - 176
Less: Preferred dividends, dividends on unvested restricted stock	(16)	(16)

FFO attributable to common shareholders	149 - 152	148 - 160
FFO allocable to the minority Unitholders	14	14

Diluted FFO available to common shareholders(1)	$163 - 166	$162 - 174

Less: Lease commissions/Tenant improvements/Allowances for tenant owned improvements/
Lease incentives	(61 - 70)	(86 - 97)
Building capital additions	(12 - 14)	(13 - 16)
Impairment losses / Debt prepayment penalties	6 - 7	—
Lease intangible amortization	9 - 10	8 - 10
Straight line rent	(11 - 14)	(18 - 22)

Funds available for distribution to common shareholders(2)(3)(4)	$80 - 99	$35 - 67

Dividends and distributions	$124 - 126	$127 - 130

Funds Available for Distribution Coverage	.6x - .8x	.3x - .5x

1	Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
2	Adjustments to arrive at FAD do not include amounts associated with properties in unconsolidated entities.
3	Amounts in 2005 and 2006 include the impact of Dickstein Shapiro lease in Washington, D.C. which represents an approximate $16 million and $28 million, respectively, reduction of Funds Available for Distribution to common shareholders.
4	See note (1) page 26.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Net income	$13,627	$11,868	$95,042	$26,794	$37,556
Depreciation and amortization	38,545	37,169	36,728	37,296	35,316
Minority interest	3,140	1,714	1,506	1,360	1,934
(Gain) loss on sales of properties	(29)	(663)	(88,094)	(27,658)	—
Gain on sale of discontinued operations	(11,167)	(3,773)	—	—	(19,804)
Preferred stock dividends and dividends on unvested restricted stock	(4,020)	(4,044)	(3,780)	(3,971)	(3,790)

Diluted funds from operations(1)	$40,096	$42,271	$41,402	$33,821	$51,212

(1)	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gain and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Net income	$0.17	$0.14	$1.54	$0.42	$0.61
Add: Depreciation and amortization	0.61	0.61	0.58	0.68	0.59
Less: Gain on sale of property	—	(0.01)	(1.46)	(0.50)	—
Minority interest adjustment	0.05	0.03	0.03	0.02	0.04
Gain on sale of discontinued operations	(0.18)	(0.06)	—	—	(0.33)
Adjustment for share difference(2)	(0.01)	(0.02)	—	—	(0.06)

Diluted funds from operations(1)	$0.64	$0.69	$0.69	$0.62	$0.85

(1)	Fund from operating is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
(2)	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
EBITDA(1)	$71,493	$72,605	$77,371	$74,834	$81,658
Add: Gain (loss) on sale of assets	11,196	4,436	88,094	27,658	19,804
Less: Interest	(29,100)	(28,147)	(29,499)	(32,440)	(28,362)
Taxes	(428)	(130)	(172)	(207)	19
Depreciation/amortization
- Continuing operations	(34,751)	(33,746)	(33,814)	(33,933)	(32,023)
- Discontinued operations	(739)	(963)	(1,147)	(896)	(1,348)
Impairment losses	(648)	(210)	(4,000)	(2,524)	—
Minority interest	(3,396)	(1,977)	(1,791)	(5,313)	(2,192)

Net income	$13,627	$11,868	$95,042	$27,179	$37,556

(1)	EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets and their associated significant depreciation expense. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assessing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands, except ratio)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Secured Property Operating Income	$9,277	$11,684	$11,751	$11,374	$17,032
Total EBITDA	71,493	72,605	77,371	74,834	81,658

Secured Property NOI/Total EBITDA	13.0%	16.1%	15.2%	15.2%	20.9%

Secured property operating income is computed as rental revenues less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Funds Available for Distribution to Net Income

	Quarter Ended
(In thousands, except ratio)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Net income	$13,627	$11,868	$95,042	$26,794	$37,556
Depreciation and amortization	38,545	37,169	36,728	37,296	35,316
Minority interest	3,140	1,714	1,506	1,360	1,934
(Gain) loss on sale of property	(29)	(663)	(88,094)	(27,658)	—
Gain on sale of discontinued operations	(11,167)	(3,773)	—	—	(19,804)
Preferred stock dividends and dividends on unvested restricted stock	(4,020)	(4,044)	(3,780)	(3,971)	(3,790)

Diluted funds from operations(1)	40,096	42,271	41,402	33,821	51,212

Less: Lease commissions	(5,636)	(3,012)	(4,271)	(4,486)	(3,088)
Lease incentives/Allowances for tenant owned improvements	(2,604)	(559)	(36)	(1,277)	(163)
Tenant improvements	(9,218)	(9,656)	(6,063)	(12,064)	(12,556)
Building capital additions	(3,689)	(2,102)	(1,848)	(4,497)	(2,359)
Lease intangible amortization(3)	2,655	2,011	2,009	530	(103)
Straight line rent	(3,817)	331	(2,487)	(1,397)	(1,715)
Impairment losses	649	210	4,000	2,524	—
Antidilutive FFO allocable to minority Unitholders	—	—	—	3,687	—

Funds available for distribution to common shareholders(1)	$18,436	$29,494	$32,706	$16,841	$31,228

Common dividends and distributions(2)	$32,241	$30,492	$30,276	$30,568	$29,928

Funds available for distribution to common shareholders coverage ratio	0.6	1.0	1.1	0.6	1.0

(1)	FFO and FAD are widely used measures of operating performance for real estate companies. We provide FFO and FAD as supplements to net income calculated in accordance with GAAP. Although FFO and FAD are widely used measures of operating performance for equity REITs, FFO and FAD do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO and FAD are helpful to investors as measures of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO and FAD may not be comparable to FFO and FAD reported by other REITs.
(2)	Common dividends and distributions include distributions to minority unitholders. For the quarter ended 12/31/04, minority units were antidilutive for the computation of Diluted FFO and FFO allocable to minority unitholders reduces Diluted FFO. FFO allocable to minority unitholders is added back for the computation of the FAD coverage ratio as the minority distributions are included in the calculation.
(3)	Amortization associated with above/below market leases and lease incentives.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures (con’t)

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Property operating income	$70,789	$71,883	$76,424	$75,069	$73,703
Less: Interest expense	(29,100)	(28,147)	(29,499)	(32,440)	(28,362)
General and administrative expense	(10,121)	(10,179)	(10,749)	(10,517)	(10,304)
Depreciation and amortization	(34,751)	(33,746)	(33,814)	(33,933)	(32,023)
Income taxes	(428)	(130)	(172)	(207)	19
Minority interest	(3,396)	(1,977)	(1,791)	(5,313)	(2,192)
Add: Real estate service revenue	5,128	5,222	5,573	6,327	6,234
Gain (loss) on sale of properties and impairment losses	29	453	84,094	27,658	—
Other income	2,718	2,534	2,520	321	4,149
Discontinued operations	12,759	5,955	2,456	(171)	26,332

Net income	$13,627	$11,868	$95,042	$26,794	$37,556

*	Property operating income is the performance measure used to assess the results of our real estate property segment. Although property operating income is a widely used measure of operating performance for equity REITs, property operating income does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Amortizing principal payments	$1,186	$1,162	$1,497	$3,211	$4,169
Preferred stock dividends	3,773	3,774	3,774	3,773	3,773
Prepayment penalties on debt	—	—	—	(3,028)	—
Interest expense	29,100	28,147	29,499	32,440	28,362

Fixed changes excluding capitalized interest	34,059	33,083	34,770	36,396	36,304
Add: Capitalized interest	—	—	—	—	96

Fixed charges including capitalized interest	$34,059	$33,083	$34,770	$36,396	$36,400

EBITDA	$71,493	$72,605	$77,371	$74,834	$81,658

Fixed charge coverage excluding capitalized interest	2.1	2.2	2.2	2.1	2.2
Fixed charge coverage including capitalized interest	2.1	2.2	2.2	2.1	2.2

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Interest expense	$29,100	$28,147	$29,499	$32,440	$28,362
Prepayment penalties on debt	—	—	—	(3,028)	—

Fixed changes excluding capitalized interest	29,100	28,147	29,499	29,412	28,362
Add: Capitalized interest	—	—	—	—	96

Fixed charges including capitalized interest	$29,100	$28,147	$29,499	$29,412	$28,458

EBITDA	$71,493	$72,605	$77,371	$74,834	$81,658

Interest coverage excluding capitalized interest	2.5	2.6	2.6	2.5	2.9
Interest coverage including capitalized interest	2.5	2.6	2.6	2.5	2.9